UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 23, 2007

                        INTEGRATED SURGICAL SYSTEMS, INC.
        (Exact name of small Business Issuer as specified in its charter)

          Delaware                    1-12471                   68-0232575
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

  1433 N. Freeway Blvd., Suite 1, Sacramento, California          95834
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (916) 285-9943
                                                   --------------

                                       N/A
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          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

On April 23, 2007, the Registrant entered into amendments to each of the Asset Purchase Agreement ("Amended APA") and Loan Agreement and Secured Promissory Note ("Amended Loan Agreement") with Novatrix Biomedical, Inc. ("Novatrix"). The Amended APA provides that the purchase price for the sale of substantially all of the assets of the Registrant to Novatrix will be paid at the closing and the amount of consideration will vary depending upon when stockholder approval of the transaction is obtained. In the event that stockholder approval is obtained on or before June 30, 2007, the consideration will be $4 million; after June 30 but on or before July 31, 2007, $3.5 million; after July 31 but on or before August 31, 2007, $3.25 million; and after August 31 but on or before September 30, 2007, $3 million. The original asset purchase agreement had provided that the Registrant would receive $2 million of the consideration at closing, and the remaining $2 million upon the earlier to occur of March 1, 2008 or the date on which the Registrant receives 510(k) clearance from the U.S. Food & Drug Administration for its ROBODOC Surgical Assist System. Further, the Amended APA modifies the date after which Novatrix can terminate the Asset Purchase Agreement from June 30, 2007 to September 30, 2007.

The Amended Loan Agreement extends, from June 30, 2007 to September 30, 2007, the deadline for the Registrant to obtain stockholder approval for the asset transaction in order to avoid being obligated to grant an exclusive license to Novatrix in the Asian markets for the Registrant's ROBODOC and ORTHODOC systems. It also reduces the time, from six months to three months, that the Registrant has to repay outstanding loans due to Novatrix in the event that stockholder approval is not obtained. Further, the Amended Loan Agreement reduces the obligation of Novatrix to loan additional funds to the Registrant from $2.3 million to $350,000 per month commencing July 1, 2007 and the first day of each successive month thereafter until the earlier of (i) September 1, 2007 or (ii) such time as stockholder approval has been obtained.

Item 9.01.        Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
Number          Description
------          -----------

10.1 Amendment to Loan Agreement and Secured Promissory Note, dated April 23, 2007.

10.2            Amendment to Asset Purchase Agreement, dated April 23, 2007.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Integrated Surgical Systems, Inc.
                                     (Registrant)


Dated:  April 23, 2007               By:  /s/  Ramesh Trivedi
                                          --------------------------------------
                                               Ramesh Trivedi,
                                               Chief Executive Officer


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